Home Properties of New York, Inc.

                        1,000,000 Shares*
                          Common Stock
                         ($.01 par value)

                       Underwriting Agreement
                                               New York, New York
                                                  October 7, 1997
BancAmerica Robertson Stephens
555 California Street
San Francisco, California 94104

Ladies and Gentlemen:

          Home Properties of New York, Inc., a Maryland corporation (the "Company") and the general partner of Home Properties of New York, L.P., a New York limited partnership (the "Operating Partnership"), proposes to sell to you (the "Underwriters"), shares of Common Stock, $.01 par value ("Common Stock") of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 150,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters other than you, the term "Representatives" as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     1. REPRESENTATIONS AND WARRANTIES. The Company and the Operating Partnership represent and warrant to, and agree with, each Underwriter as set forth below in this Section. Certain terms used in this Section 1 are defined in Section 16 hereof.
_________________________
* Plus an option to purchase from Home Properties of New York, Inc., up to 150,000 additional shares to cover over-allotments.

          (a) The Company meets the requirements for use of Form S-3 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333- 02674) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company (i) has been subject to the requirements of Section 12 of the Exchange Act for a period of at least 36 months, (ii) has filed in a timely manner all the material required to be filed pursuant to Sections 12, 13 or 15(d) of the Exchange Act for a period of at least 12 months, and (iii) has outstanding an aggregate market value of voting common equity securities held by non-affiliates of $150 million or more. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (i) prior to the Effective Date of such registration statement, a further amendment to such registration statement, including the form of final prospectus, (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4), or
     (iii) a final prospectus in accordance with Rules 415 and 424(b)(2) or
     (5). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which shares sold in respect of the Underwriters' over-allotment option are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (c) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities or Blue Sky authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities or Blue Sky authority of any jurisdiction.

          (d) Coopers & Lybrand, L.L.P., the accounting firm that certified the financial statements included in the Registration Statement, is an independent public accountant as required by the Act and the rules and regulations thereunder.
          (e) The financial statements (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly in all material respects the financial position, the results of operations and cash flows and the changes in net assets (deficiency) and stockholders' and partner's equity and the other information purported to be shown therein of the entities purported to be shown thereby at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. Pro forma financial information included in the Prospectus has been prepared in accordance with the applicable requirements of the Act, the rules and regulations thereunder and the American Institute of Certified Public Accountants guidelines with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified.
          (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization whose operations are consolidated with those of the Company for financial reporting purposes, except (i) the Operating Partnership, Home Properties Trust, a Maryland real estate investment trust ("Home Properties QRS"), Home Properties Management, Inc., a Maryland corporation ("HP Management"), and Conifer Realty, Inc. ("Conifer"), a Maryland corporation (collectively, the "Management Companies"), of which the Operating Partnership owns all of the issued and outstanding shares of non-voting common stock, and (ii) Valley Park South Partnership, a New York general partnership, Home Properties/Olde Mill Partnership, a New York general partnership, Home Properties/Fairways at Village Green Partnership, a New York general partnership, HME/Fairways at Village Green Partnership, a New York general partnership, Sunset Gardens
     Limited Partnership, a New York limited partnership, and Royal Gardens Associates, L.L.C., a New York limited liability company, each as described on SCHEDULE A hereto (individually, a "Subsidiary," and collectively, the "Subsidiaries"). The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of any of its assets or properties
     (owned or leased) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole. Neither the Company nor the Subsidiaries own or lease any asset or property located outside the United States of America, or conducts any business outside the United States of America. Each of the Company and the Subsidiaries have all requisite power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license their assets and properties and conduct their business as now being conducted and as described in the Registration Statement and the Prospectus, except for such authorizations, approvals, consents, orders, licenses, certificates and permits the failure of which to have would not have material adverse effect on the assets or properties, business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction on the conduct of the Company's and the Subsidiaries' business, taken as a whole, as now being conducted and as described in the Registration Statement and the Prospectus, other than as disclosed in the Registration Statement and the Prospectus; and each of the Company and the Operating Partnership have all such power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits, to enter into, deliver and perform their respective obligations under this Agreement and, with respect to the Company, to issue and sell the Shares (except as may be required under the Act and state and foreign Blue Sky laws and except for the listing of such shares on the New York Stock
     Exchange (the "NYSE"), provided that on or prior to the Closing Date the listing of the shares on the NYSE will have been approved, subject only to official notice of issuance).
          (g) The Operating Partnership and the Subsidiaries (collectively, the "Partnerships") have been duly formed and are validly existing as limited partnerships or limited liability companies under the laws of their respective states of formation. The Partnerships are duly qualified to transact business in each jurisdiction in which the character or location of any of their respective assets or properties (owned or leased) or the nature of their respective business makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets, properties, business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.
          (h) The Company and the Subsidiaries own, or possess adequate and enforceable rights to use, all patents, patent applications, trademarks, trademark applications, service marks, copyrights, copyright applications and other similar rights (collectively, "Intangibles") necessary for and material to the conduct of their business, taken as a whole, as described in the Registration Statement and the Prospectus. To the best knowledge of the Company and the Operating Partnership, no infringement has occurred or is occurring with respect to any Intangible, and neither the Company nor the Operating Partnership knows of any basis therefor.
          (i) The Partnerships have, directly or indirectly, good and marketable title in fee simple to the real property described in the Prospectus as being owned by them (collectively, such properties are referred to herein as the "Properties"), and good title to all personal property owned or proposed to be owned by it as is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of any such property and do not interfere with the use made and proposed to be made of any such property by the Company and the Subsidiaries; (ii) any real property held under lease, directly or indirectly, by the Operating Partnership is held by it under leases which are valid, subsisting, enforceable against the Operating Partnership, and no default by the Operating Partnership has occurred and is continuing thereunder, with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property by the Company and the Subsidiaries; (iii) the operation of the buildings, fixtures and other improvements (the "Improvements") located on or comprising any portion of the Properties as presently conducted is not in violation of any applicable building code, zoning ordinance or other law or regulation, except where such violation of any other law or regulation, except where such violation of any applicable building code, zoning ordinance or other law or regulation would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole; (iv) neither the Company nor the Operating Partnership has received notice of any proposed special assessment or any proposed material change in any property tax, zoning or land use laws or availability of water affecting all or any portion of the Properties which would, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole; (v) there do not exist any material violations of any declaration of covenants, conditions and restrictions (the "CC&R's") with respect to any of the Properties, nor is there any existing state of facts or circumstances or condition or event which could, with the giving of notice or passage of time, or both, constitute such a violation which would, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole; and (vi) the Improvements are free of any and all material physical, mechanical, structural, design and construction defects and the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas and air conditioning servicing the Improvements), are in good condition, reasonable wear and tear excepted, and are in proper working order, except where the failure of such Improvements to be in good condition and working order would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole.
          (j) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's and the Operating Partnership's best knowledge, threatened (and neither the Company nor the Operating Partnership knows of any reasonable basis therefor) against, or involving the assets, properties or business of, the Company or any Subsidiary (including without limitation any such litigation, proceeding or investigation regarding the ADA or the FHAA (as such terms are defined in the Prospectus) or with respect to discrimination against any protected class), which could materially adversely affect the assets or properties, business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.
          (k) None of the Company, the Operating Partnership or any Subsidiary is, and after giving effect to the offering and sale of the securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
          (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, there has not been any material adverse change in the assets or properties, business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and neither the Company nor any Subsidiary has sustained any material loss or interference with its assets, business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any Subsidiary has undertaken any liability or obligation, direct or contingent (other than the Company's $50 million unsecured credit facility provided by The Chase Manhattan Bank and Manufacturers and Traders Trust Company entered into on September 4, 1997), that is material to the Company and the Subsidiaries, taken as a whole, except for liabilities or obligations undertaken in the ordinary course of business.
          (m) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any Subsidiary of any indenture, mortgage, deed of trust, note or other agreement or instrument to which either the Company or any Subsidiary is a party or by which any of them, their business or any of their assets or properties are bound or affected, which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole. The mortgages and deeds of trust encumbering the Properties are not be cross-defaulted or cross-collateralized with any other property not owned directly or indirectly by any of the Company or the Subsidiaries.
          (n) Neither the Company nor HP Management is in violation of any term or provision of its certificate of incorporation or by-laws (or, in the case of the Partnerships, the certificate of limited partnership or partnership agreement of the Partnerships or the operating agreement, if a limited liability company (the "Partnership Agreements" and, in the case of the Operating Partnership, the "OP Partnership Agreement")) or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.
          (o) All necessary corporate and partnership action has been duly and validly taken by the Company and the Operating Partnership, respectively, to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Securities by the Company. This Agreement has been duly and validly executed and delivered by the Company and the Operating Partnership and constitutes and will constitute the legal, valid and binding obligation of the Company and the Operating Partnership, respectively, enforceable against the Company and the Operating Partnership in accordance with its terms, except (A) as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution hereunder may be limited by federal and state securities laws or the public policy underlying such laws.
          (p) Neither the execution, delivery or performance of this Agreement by the Company and the Operating Partnership nor the consummation of any of the transactions contemplated hereby and by the Prospectus (including, without limitation, the issuance and sale by the Company of the Securities to be sold by the Company) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, note or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them, their business or any of their assets or properties are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, or violate any provision of their certificates of incorporation or by-laws (or, in the case of a Partnership, the certificate of limited partnership of such Partnership or the applicable Partnership Agreement), except for such consents or waivers which have already been obtained and are in full force and effect or will be obtained on or prior to the Closing or are required under instruments which will be paid with the proceeds of the Offering and discharged at the Closing.
          (q) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All contracts described in the Prospectus or included as exhibits to the Registration Statement to which the Company or any Subsidiary is a party constitute, or upon their execution and delivery will constitute, valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles.
          (r) The Company has the authorized and outstanding capital stock as set forth under the caption "Description of Capital Stock" in the Prospectus. All such stock (including without limitation the capital stock issued under the Stock Purchase Plan described in the Prospectus) has been validly issued, is fully paid and nonassessable.
     The issuance and financing of stock issued under the Stock Purchase
     Plan has been duly authorized by all corporate action and does not violate any law or regulation applicable to or agreement binding on the Company. The Securities, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right binding on the Company. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock conforms in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. The Company has reserved a sufficient number of shares for issuance upon redemption of limited partnership units in the Operating Partnership.
          (s) All of the partnership interests of the Operating Partnership ("OP Units") are validly issued, fully paid by the Company, the Home Leasing Group (as defined in the Prospectus) and other third persons, and the OP Units held by the Company are free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Such OP Units have been offered and sold in compliance with all federal and applicable state securities laws. The Company is the sole general partner of the Operating Partnership.
          (t) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described or referred to therein, none of the Company or the Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock (or, in the case of the Operating Partnership, any OP Units), or redeemed, purchased or otherwise acquired, or agreed to redeem, purchase or otherwise acquire, or any contractual right to redeem, purchase or otherwise acquire, any shares of its stock (or, in the case of the Operating Partnership, any OP Units).
          (u) Based upon your letter limiting the size of the Offering, no holder of any security of the Company or any Subsidiary of the Company has the right to have such security included in the Registration Statement. The Company has obtained from Norman Leenhouts and Nelson Leenhouts the enforceable written agreement that, for a period of at least five years after August 4, 1994, such persons will not, without the prior written consent of the Representatives, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any securities convertible into or exercisable or exchangeable for any shares of Common Stock) owned by them, except as otherwise provided in the letters dated
     August 4, 1994 previously delivered to you.
          (v) The OP Partnership Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the other parties thereto, is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of the OP Partnership Agreement does not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the certificate of limited partnership of the Operating Partnership or any agreement or other instrument binding upon the Company and the Operating
     Partnership that is material to Company and the Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over any of the Company and the Operating Partnership and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company or the Operating Partnership of their obligations under the OP Partnership Agreement.
          (w) Neither the Company nor any Subsidiary is involved in any labor dispute and, to the best knowledge of the Company, no such dispute is threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.
          (x) No transaction has occurred between or among the Company or the Subsidiaries and any of its or their officers, directors, stockholders, partners, or affiliates that is required to be described in and is not described in the Registration Statement and the Prospectus.
          (y) The Company and the Subsidiaries have not taken, and they will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Securities.
          (z) The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns required to have been filed through the date hereof, and all taxes shown on such returns have been paid and all assessments received with respect to them to the extent that the same are material have been paid.
          (aa) The Securities have been duly authorized for listing, upon notice of issuance, on the NYSE.
          (bb) In connection with the ownership, operation and use of the Properties, the Company has no knowledge of any material failure to comply with any applicable local, state or federal civil or criminal laws, statutes, regulations, ordinances, codes, permits, rules, common law or administrative or judicial orders relating to the generation, treatment, recycling, handling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials or the protection of human health and the environment (collectively, "Environmental Laws").
     As used herein, the term "Hazardous Materials" means any petroleum, petroleum hydrocarbons, petroleum waste or petroleum products, underground storage tanks, asbestos or asbestos-containing materials, pesticides, lead and lead-containing materials, urea formaldehyde insulation and polychlorinated biphenyl (PCBs), ionizing and non-ionizing radiation including radon and electromagnetic frequency radiation; and any chemicals, materials, substances or wastes in any amount or concentration which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes,"
     "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import, under any Environmental Law.
               (i) Except as disclosed in the Environmental Reports, there are no facts, circumstances or conditions that could reasonably be expected to restrict, encumber or result in the imposition of special conditions or liens under any Environmental Law or environmental permits with respect to the ownership, occupancy, development, use or transferability of the Properties.
               (ii) The Company has not and will not use, store, treat, handle, manufacture, process, generate or dispose of, nor will it permit the use, storage, treatment, handling, manufacturing, processing, generation, disposal or other disposition of, Hazardous Materials at the Properties, except as permitted by applicable Environmental Laws.
               (cc) Commencing with the Company's taxable year ending
          December 31, 1994, the Company has been organized in conformity with the requirements for qualification as, and elects to qualify as, a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code and the rules and regulations thereunder (the "Code"), and the Company's method of operation enables it to continue to meet the requirements for taxation as a real estate investment trust under the Code.
          (dd) The Company and the Subsidiaries have and will maintain liability, property, casualty and other insurance policies with respect to each of the Properties, insuring them against the risks of loss arising out of or related to their businesses as described in the Registration Statement and the Prospectus, in an amount and on such terms as is reasonably adequate and appropriate for such businesses.

          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
          2. PURCHASE AND SALE. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees to purchase from the Company, at a purchase price of $25.75 per share, the Underwritten Securities.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 150,000 shares of Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 2nd day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities, and payment therefor, shall be made as provided in Section 3 hereof.

          3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised) shall be made at 10:00 AM, New York City time, on October 10, 1997, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in
Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified in writing by the Company at least three business days prior to the Closing Date. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

     4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5. AGREEMENTS. The Company agrees with the several Underwriters that:
          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective,
     (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or of any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will either (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance, or
     (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus.
          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.
          (d) The Company will furnish to the Underwriter and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.
          (e) The Company will cooperate with the Underwriter, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.
          (f) The Company will continue to elect to qualify as a REIT under the Code and will use its best efforts to continue to meet the requirements to qualify as a REIT for the foreseeable future.
          (g) The Company will apply the net proceeds from the sale of the Securities for the purposes set forth under the caption "Use of Proceeds" in the Prospectus.

     6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:
          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
     (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission or any state or Blue Sky authority, and any request on the part of the Commission or any state or Blue Sky authority for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. There shall not have come to the attention of the Representatives any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Securities, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company has elected to rely upon Rule 430A, the Rule 430A Information shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and before the Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing the Rule 430A Information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.
          (b) The Company shall have furnished to the Representatives the opinion of Nixon, Hargrave, Devans & Doyle LLP, counsel for the Company, or, with respect to clauses or paragraphs (ii)(B), (iv)(x),
     (vi), (vii)(B) and (x) below, inside counsel for the Company, dated the Closing Date, to the effect that:
               (i) The Company and the Management Companies have been duly incorporated and, based solely on certificates of public officials, are validly existing as corporations in good standing under the laws of the State of Maryland, have the corporate power and authority to own, lease and operate their respective properties and to conduct their respective businesses as described in the Prospectus. The Partnerships have been duly formed and, based solely on certificates of public officials, are validly existing as limited partnerships or limited liability companies under the laws of their respective states of formation, have the power and authority to own, lease and operate their respective properties and to conduct their respective businesses as described in the Prospectus. The Company and the Subsidiaries are duly qualified and, based solely on certificates of public officials, in good standing, in each jurisdiction in which the character or location of any of their assets or properties (owned, leased or licensed) or the nature of their businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects, earnings or conditions (financial or otherwise) of the Company and the Subsidiaries, taken as a whole. The Company and the Operating Partnership have the power and authority to enter into, deliver and perform their respective obligations under this Agreement and, in the case of the Company, to issue and sell the Securities, other than those required under the Act and state and foreign securities or Blue Sky laws.
               (ii) (A) The Company's authorized capital stock consists of 30,000,000 shares of Common Stock, 10,000,000 shares of excess stock and 10,000,000 shares of preferred stock, $.01 par value per share. The capital stock of the Company conforms in all material respects to the description thereof in the Prospectus under the caption "Description of Capital Stock." The form of certificates evidencing the Securities complies in all material respects with the requirements of the General Corporation Law of the State of Maryland and the Securities have been duly authorized for issuance by the Company. (B) All such stock (including without limitation the capital stock issued under the Stock Purchase Plan described in the Prospectus) has been validly issued, is fully paid and nonassessable. The issuance and financing of stock issued under the Stock Purchase Plan have been duly authorized by all corporate action and does not violate any law or regulation applicable to or agreement binding on the Company. The Securities to be sold by the Company, when issued, sold and paid for pursuant to this Agreement, will be duly and validly issued, outstanding, fully-paid and nonassessable and none of them will have been issued in violation of any statutory preemptive or, to such counsel's knowledge, other similar right presently in effect and binding on the Company. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into or exercisable or exchangeable for capital stock of the Company.
          The Company has reserved a sufficient number of shares for issuance upon conversion of limited partnership interests in the Operating Partnership outstanding on the Closing Date. Based upon your letter limiting the size of the Offering, neither the filing of the Registration Statement or any amendment thereto nor the offer and sale of the Securities by the Company to the Underwriters as contemplated by this Agreement gives rise to any right for or relating to the registration under the Act of any shares of capital stock of the Company (including shares issuable upon the exercise of outstanding option, warrants or other rights to purchase, or other obligations or securities convertible into or exercisable or exchangeable for, shares of such capital stock) or any other securities of the Company or any Subsidiary, either by law or, to such counsel's knowledge, pursuant to any contract or other arrangement or agreement other than pursuant to a registration rights' agreement among the Company and the officers named therein. (C) Upon delivery of certificates for the Securities being sold by the Company under this Agreement and payment therefor in accordance with the terms hereof, the Underwriters will own such Securities, free and clear of any adverse claims, except for those created or imposed by the Underwriters or those of which the Underwriters are otherwise aware.
               (iii) The Company is the sole general partner of the Operating Partnership.
               (iv) The Company has taken all necessary corporate action and the Operating Partnership has taken all necessary action, in each case, to duly and validly authorize the execution, delivery and performance of this Agreement and, in the case of the Company, to issue and sell the Securities. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership. This Agreement constitutes the legal, valid and binding obligation of the Company and the Operating Partnership, enforceable against each thereof in accordance with its terms, except (A) as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws. The performance by the Company and the Operating Partnership of this Agreement and the consummation of the transactions contemplated hereby will not (w) violate or conflict with the certificate of incorporation or by-laws of the Company, the certificate of limited partnership of the Operating Partnership or the OP Partnership Agreement, (x) to such counsel's knowledge, result in a breach or violation (or, with notice or lapse of time or both, constitute a breach or a violation) of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party, or by which any of its assets or properties or business is bound or affected, where the consequences of such breach, violation or default would have a material adverse effect on the business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, except where consents or waivers have heretofore been obtained, (y) require any consent, approval, authorization or order of, or qualification with, and governmental body or agency except as required under the Act or the Exchange Act (provided, however, that no opinion need be rendered concerning state or foreign securities or Blue Sky laws), or (z) to such counsel's knowledge, violate or conflict with any judgment, ruling, decree or order of any court or other governmental agency or body applicable to the assets or properties or business of the Company or any Subsidiary where the consequences of such violation or conflict would have a material adverse effect on the business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.
               (v) Each of the Company and the Operating Partnership has all corporate or partnership power and authority, as appropriate, to enter into, deliver and perform its obligations under the OP Partnership Agreement, and each of the Company and the Operating Partnership has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of the OP Partnership Agreement. The OP Partnership Agreement has been validly executed and delivered and, assuming due authorization, execution and delivery by the other parties thereto, the OP Partnership Agreement is a valid and binding obligation of the Company and the Operating Partnership, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of the OP Partnership Agreement and compliance by the Company and the Operating Partnership, to the extent a party thereto, with their obligations thereunder, did not and do not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the certificate of limited partnership of the Operating Partnership or, to such counsel's knowledge, any agreement or other instrument binding upon the Company or the Operating Partnership that is material to the Company and the Subsidiaries, taken as a whole, or, to such counsel's knowledge, any judgment, or decree of any governmental body, agency or court having jurisdiction over the Company and the Subsidiaries, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company or the Operating Partnership of their respective obligations under the OP Partnership Agreement.
               (vi) To counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any Subsidiary of any agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any Subsidiary is a party or by which any of them or any of their assets, properties or business are bound or affected, where the consequences of such default would have a material adverse effect on the business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, except where consents or waivers have been obtained.
               (vii) (A) To counsel's knowledge, the Company is not in violation of any term or provision of its certificate of incorporation or by-laws. (B) To such counsel's knowledge, none of the Partnerships is in violation of any term or provision of its certificate of limited partnership or Partnership Agreement.
               (viii) To such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or business of, the Company or any Subsidiary which is required to be described in the Prospectus but is not so described.
               (ix) The statements in the Prospectus under the captions "Description of Capital Stock", "Description of Debt Securities", "Federal Income Tax Considerations", "ERISA Considerations" and "Recent Legislation", insofar as such statements constitute summaries of the legal documents or proceedings or matters of law referred to therein, are fair summaries of such documents, proceedings and matters of law and accurately present the information required with respect thereto. To such counsel's knowledge, all contracts and other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement have been so described or filed.
               (x) Commencing with the Company's taxable year ending December 31, 1994, the Company has been and is organized in conformity with the requirements for qualification as a REIT under the Code. The Company's method of operation enables and will enable the Company to meet the requirements for taxation as a REIT under the Code.
               (xi) The Operating Partnership will be treated as a partnership, rather than as an association or publicly traded partnership taxable as a corporation, for federal income tax purposes.
               (xii) The Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act.
     In addition, such counsel shall state that they have participated in the preparation of the Registration Statement and the Prospectus and, although such counsel need not pass upon, and does not assume any responsibility for, the accuracy, completeness and fairness of the statements contained in the Prospectus, and such counsel has made no independent check or verification thereof, during the course of such participation (taking into account as to materiality the statements of officers and other representatives of the Company) nothing has come to their attention which has caused them to believe that, as of the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and need not express any comment as to the financial statements and schedules or other financial or statistical data included in the Registration Statement or Prospectus or the financial information under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus).
     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Maryland or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.
          (c) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion, dated the Closing Date, with respect to the issuance and sale of the Securities and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
          (d) The Company shall have furnished to the Representatives (i) customary closing certificates, signed by an appropriate officer of the Company on its own behalf and on behalf of the Operating Partnership, with respect to (A) the Certificate of Incorporation and by-laws of the Company and the certificate of limited partnership of the Operating Partnership, (B) the authorizing resolutions of the Company on its own behalf and on behalf of the Operating Partnership,
     (C) the incumbency of officers of the Company who have executed the Registration Statement, this Agreement, and any certificates delivered pursuant hereto, (D) copies of all correspondence with the Commission and the NYSE with respect to the registration or listing, as the case may be, of the Underwritten Securities and (E) such other matters as may be reasonably requested by the Representatives or their counsel,
     (ii) certificates from the transfer agent for the Common Stock as to the number of shares of Common Stock outstanding on the date of the Prospectus and each Closing Date, and (iii) a certificate, addressed to the Representatives and dated such Closing Date, signed by one of the co-chief executive officers and the chief financial officer of the Company on its own behalf and on behalf of the Operating Partnership, signing in their capacities as such officers, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date and the Company and the Operating Partnership have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by them at or prior to such Closing Date, and that:
                    (A) The representations and warranties of the Company
               and the Operating Partnership contained in this Agreement and in the certificates delivered pursuant to this Section 6(d) shall be true and correct in all material respects when made and on and as of each Closing Date as if made on such date, and the Company and the Operating Partnership shall have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                    (B) No order preventing or suspending the use of the
               Prospectus shall have been or shall be in effect, and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.
                    (C) Since the date of the most recent financial
               statements included in the Prospectus, there has been no material adverse change in the assets or properties, business, results of operations, prospects, earnings or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.
     References to the Prospectus in this paragraph (d) include any supplement thereto at the date of the letter.
          (e) At the Execution Time and at the Closing Date, Coopers & Lybrand, L.L.P. shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, stating in effect that:
               (i) They are independent certified public accountants with respect to the Company and the Properties within the meaning of the Act and the rules and regulations thereunder, and the information set forth in the Registration Statement in response to Item 10 of Form S-3 under the Act is correct insofar as it relates to them;
               (ii) In their opinion, the financial statements audited by them and included in the Prospectus and the unaudited interim financial statements reviewed by them and included in the Prospectus comply as to form in all material respects with the applicable accounting retirements of the Act and the rules and regulations thereunder;
               (iii) On the basis of procedures referred to in such letter, including, but not limited to, a reading of the latest available interim financial statements of the Company and the Properties and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:
                    (A) The unaudited interim financial statements for the
               Properties for the six month period ended June 30, 1997 included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus;

                    (B) At the date of the latest available internal
               balance sheet of the Company (which balance sheet shall be as of a date not earlier than August 31, 1997) and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the assets, stockholders' equity or debt of the Company as compared with amounts shown in the June 30, 1997 balance sheet included in the Prospectus, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter; and
                    (C) For the period from June 30, 1997, to the date of
               the latest available internal combined financial information of the Properties (which combined financial information will include revenues, property operating and maintenance expense, real estate taxes and general and administrative expenses, which shall be for the period ended June 30,
               1997), and to a subsequent specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period of the previous year, in revenues or net revenues after subtracting property operating and maintenance expense, real estate taxes and general and administrative expenses from operations of the Properties, except in all cases for decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

               (iv) In addition to the audits referred to in their reports included in the Registration Statement and Prospectus and the procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and other financial information that are included in the Registration Statement and the Prospectus and which have been specified by the Representatives and have found such amounts, percentages and other financial information to be in agreement with the relevant accounting, financial and other records of the entities identified in such letter.

          (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof after the date of this Agreement) and the Prospectus (exclusive of any supplement thereto after the date of this Agreement), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company, the Subsidiaries or the Properties, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto after the date of this Agreement) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

          (g) The Company shall have caused the Securities to be eligible for trading upon issuance.

          (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
     7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through BancAmerica Robertson Stephens on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.
     8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and the Operating Partnership agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company or the Operating Partnership in Section 1 hereof, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any amendment thereof or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company and the Operating Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or the Operating Partnership may otherwise have.
          (b) Each Underwriter agrees to indemnify and hold harmless the Company and the Operating Partnership, each director of the Company and the Operating Partnership, each officer of the Company and the Operating Partnership who signs the Registration Statement, and each person who controls the Company and the Operating Partnership within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Operating Partnership to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company and the Operating Partnership by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Operating Partnership acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, the stabilization legend in block capital letters on page 2 and under the heading "Underwriting", (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.
          (c) Promptly after receipt by an indemnified party under this
     Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.
          (d) In the event that the indemnity provided in paragraph (a) or
     (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Operating Partnership and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership and by the Underwriters from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Operating Partnership and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Operating Partnership shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Operating Partnership on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
     Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company and the Operating Partnership within the meaning of either the Act or the Exchange Act, each officer of the Company and the Operating Partnership who shall have signed the Registration Statement and each director of the Company and the Operating Partnership shall have the same rights to contribution as the Company and the Operating Partnership, subject in each case to the applicable terms and conditions of this paragraph (d).
     9. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus.
     10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.
     11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the BancAmerica Robertson Stephens General Counsel (fax no.: (212) 783-1752) and confirmed to the General Counsel, care of BancAmerica Robertson Stephens, at Seven World Trade Center, New York, New York, 10048, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to it at the address of the Company set forth in the Registration Statement, Attention: Norman Leenhouts, Chief Executive Officer, with copies to Nixon, Hargrave, Devans & Doyle LLP, attention Deborah Quinn, Esq., at the address set forth in the Registration Statement.
     12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.
     13. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.
     14. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
     15. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.
     16. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.
          "Act" shall mean the Securities Act of 1933, as amended. "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Maryland.
          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.
          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.
          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.
          "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.
          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.
          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.
          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                   Very truly yours,

                                   HOME PROPERTIES OF NEW YORK, INC.

                                   By: /S/ AMY L. TAIT
                                   Amy L. Tait
                                   Executive Vice President
                                    HOME PROPERTIES OF NEW YORK, L.P.
                                 By: Home Properties of New York,
                                     Inc.,
                                     its general partner

                                 By: /S/ AMY L. TAIT
                                       Amy L. Tait
                                   Executive Vice President
The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.
BancAmerica Robertson Stephens

By:  /S/ KEN FITZSIMMONS
    Name: Ken Fitzsimmons
    Title: Managing Director

                            SCHEDULE A

Valley Park South Partnership - A New York general partnership that owns an apartment community in Bethlehem, Pennsylvania, qualified to do business in Pennsylvania. Owned 99.9% by the Operating Partnership and .10% by HME.

Home Properties/Olde Mill Partnership - A New York general partnership that owns an apartment community in Syracuse, New York. Owned 99.9% by the Operating Partnership and .10% by HME.

Home Properties/Fairways at Village Green Partnership - A New York general partnership that owns an apartment community in Syracuse, New York. Owned 99.9% by the Operating Partnership and .10% by HME.

HME/Fairways at Village Green Partnership - A New York general partnership that owns a .01% general partnership interest in Home Properties/Fairways at Village Green Partnership. Owned 99.9% by the Operating Partnership and
 .10% by HME.

Sunset Gardens Limited Partnership - A New York limited partnership that owns an apartment community in Kingston, New York. Owned 1.0% general partnership interest and 98.9% limited partner interest by the Operating Partnership and .10% limited partner interest by HME.

Royal Gardens Associates, L.L.C. - A New York limited liability company that owns an apartment community in Piscataway, New Jersey. Qualified to do business in New Jersey. Sole member is the Operating Partnership.